SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934


      Date of Report (Date of earliest event reported):  April 8, 1999


                        MILLENNIUM ELECTRONICS, INC.
                        ----------------------------
            (Exact name of registrant as specified in it charter)



               Nevada                000-22515                33-0750730
               ------                ---------                ----------
      (State of incorporation)     (Commission             (I.R.S. Employer
                                   File Number)           Identification Number)


           92 Argonaut, Suite 120, Aliso Viejo, California 92656
           -----------------------------------------------------
                    (Address of principal executive offices)


     Registrant's telephone number, including area code:  (949) 587-3400
     -------------------------------------------------------------------


           Former address: 51 Discovery, Irvine, California 92618
           ------------------------------------------------------



                             Exhibit Index on Page 5

Item 2.     Acquisition or Disposition of Assets

            All or substantially all of Registrant's assets were disposed of on April 8, 1999 when Registrant's wholly owned subsidiary, Millennium Memory, Inc. (the "Company"), surrendered and granted exclusive peaceful possession of the Company's assets pledged as collateral (the "Collateral") to Coast Business Credit, a division of Southern Pacific Bank, due to the Company's default under the borrowing agreement (the "Agreement") with Coast Business Credit. The Company has consented to the disposition of the Collateral by Coast Business Credit at a private or public sale. Proceeds from the sale or disposition of the Collateral will be applied first to the costs of the sale, second to attorney's fees, third to accrued interest and fourth to unpaid principal. Pursuant to the Agreement, as of April 8, 1999, the Company is indebted to Coast Business Credit in the principal amount of $675,000.00. As of April 8, 1999 the Company listed total assets of $631,500.00 and total current liabilities of $2,532,790.00. The surrender of the Company's assets is further described in a letter to Coast Business Credit filed herewith as
            Exhibit 2.1.

            Registrant has not filed an annual report on Form 10-K for the fiscal year ended December 31, 1998 due to the cash liquidity crises. A press release dated February 22, 1999 announcing financial results for fiscal 1998 is filed herewith as Exhibit 99.1.

Item 5.     Other Events

            Ken Gerstner, director, acting CEO and Chief Financial Officer of Registrant resigned from the board of directors and all offices of Registrant and the Company effective as of April 8, 1999.

Item 7.     Financial Statements and Exhibits

            The following financial statements and exhibits are filed as part of this report:

            (a)   Exhibits in accordance with Item 601 of Regulation S-K:


Exhibit No.    Description
-----------    -----------

2.1 Letter to Coast Business Credit dated April 8, 1999 regarding the disposition of the assets of Millennium Memory, Inc.

99.1           Press release dated February 22, 1999.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MILLENNIUM ELECTRONICS, INC.



Date:  April 21, 1999               By:   /s/ Douglas P. Morris
                                          -------------------------------------
                                          Douglas P. Morris
                                          President, Chief Executive Officer
                                          and Chairman of the Board

                                Exhibit Index



Exhibit No.   Description                                                  Page
-----------   -----------                                                  ----

2.1           Letter to Coast Business Credit dated April 8, 1999            6
              regarding the disposition of the assets of Millennium
              Memory, Inc.

99.1          Press release dated February 22, 1999.                        13

                                 Exhibit 2.1



                           MILLENNIUM MEMORY, INC.
                         92 Argonaut, Suite 120/130
                       Aliso Viejo, California  92656


                                April 8, 1999


Coast Business Credit
12121 Wilshire Blvd., Ste. 1400
Los Angeles, California  90025

Gentlemen:

      Reference is made to our borrowing arrangement (the "Arrangement') with you pursuant to, among others, the following documents: (a) Loan and Security Agreement between Millennium Memory, Inc. ("MMI") and Coast Business Credit ("Coast") dated September 20, 1995, (b) the Accounts Collateral Security Agreement dated September 20, 1995 together with all other amendments, instruments and agreements between you and us, (c) the Validity Guaranty dated October 31, 1997 of Troy D. Barnes and "The Troy D. Barnes Trust dated April 2, 1994" ("Barnes"), and (d) the Continuing Guaranty (the "Millennium Electronics Guarantee") dated January 8, 1998 of Millennium Electronics, Inc. (formerly known as Beacon Capital Investment, Inc.) ("Millennium Electronics"), of the Obligations of MMI to Coast.

      We hereby acknowledge that, pursuant to the Arrangement and the Millennium Electronics Guarantee, as of April 8, 1999 MMI and Millennium Electronics are indebted to you in the principal amount of $579,011.90, plus accruing interest from and after April 8, 1999, attorney fees, expenses and subsequent advances.

      We acknowledge that, pursuant to the Arrangement, you have been granted a valid perfected first security interest in, among other things, all of MMI's present and future assets including, among other things, its accounts, inventory (including, without limitation, work in progress and raw materials), machinery and equipment wherever located, and general intangibles, and the proceeds and products thereof (collectively, "the Collateral").




                                 Exhibit 2.1
                                  Page 1

Millennium Memory, Inc.
April 8, 1999
Page 2


      We further acknowledge that MMI and Millennium Electronics are in default under the Arrangement and the Millennium Electronics Guarantee, are unable to meet their obligations thereunder as they become due, that you have the right to take immediate possession of all of the Collateral, pursuant to the Arrangement and as a secured party under the California Commercial Code, and you are not obligated to make any additional advances to MMI.

      We further acknowledge that, as a result of our default, you are presently entitled to exercise all rights and remedies granted to you under the Arrangement and by law, including without limitation, the right to conduct a foreclosure sale of the Collateral.

      Accordingly, we hereby surrender and grant to you exclusive peaceful possession of the Collateral, wherever located, including but not limited to the collateral located at our premises at 92 Argonaut, Suite 120/130, Aliso Viejo, California 92656, and at any other warehouse, showroom or other location in the United States or elsewhere at which the Collateral is or may be located.

      We hereby represent and warrant to you that the Collateral being delivered to you is all of the Collateral that exists. We hereby agree that you shall have no responsibility or liability in connection with your possession of the Collateral, or the safekeeping thereof, and we hereby specifically agree that you shall have no duty or obligation to insure any of the same against any risk or casualty whatsoever. Until the removal or sale of the Collateral, we agree that the same may remain on our premises and that you may (but are not obligated to) have a guard on the premises or take other steps to safeguard the Collateral that you, in you sole discretion, deem appropriate.

      We hereby consent to your disposition of the Collateral in accordance with the terms of the Arrangement, at private or public sale, at your sole discretion, and we waive any rights we may have under Section 9504 of the California Commercial Code, or otherwise, with respect to the sale or disposition of, or any notice regarding the sale or disposition of, the Collateral. We hereby consent to your application of any proceeds from the sale or disposition of the Collateral first to costs of sale, second to attorneys' fees, third to accrued interest, and fourth to unpaid principal.

      We will cooperate with and assist you in taking possession of the Collateral, and we will execute and deliver such other documents as you or your counsel shall require in order to effectuate and carry out the terms of this letter agreement.




                                 Exhibit 2.1
                                  Page 2

Millennium Memory, Inc.
April 8, 1999
Page 3


      We hereby represent and warrant to you that the Collateral is not subject to any other liens or security interests, and we hereby agree to indemnify you, and hold you harmless from and against any and all claims, demands, liabilities, debts, obligations, expenses, sales and other taxes, actions and causes of action, of every nature, which you may sustain or incur in connection with the sale of the Collateral.

      We hereby release and forever discharge you of and from any and all claims, demands, liabilities, debts, obligations, expenses, actions and causes of action of every nature which we now have, heretofore had or may hereafter have, whether known or unknown, suspected or unsuspected, based upon, related to, or by reason of any matter, fact, act, omission, cause or thing whatsoever, including without limitation, any acts or omissions in connection with the enforcement of your rights and remedies against us. Each of the undersigned acknowledges that he is familiar with the provisions of California Civil Code
Section 1542, which provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the Release, which if known by him must have materially affected his settlement with the debtor." Each of the undersigned hereby waives any and all rights or benefits which it has or may have under Section 1542.

      Nothing herein shall be deemed to be a waiver or modification of any rights or remedies you now have or may hereafter have under the Arrangement, at law or in equity.

      We acknowledge that you have not made any representation, warranties, promises or agreements in order to induce us to execute this letter agreement, and we agree that your acceptance of this letter agreement does not constitute a waiver of, or agreement to forebear from exercising, any of your rights and remedies whatsoever.

      A resolution from MMI's Board of Directors dated April 8, 1999 is attached hereto authorizing this action. This letter agreement shall be effective and





                                 Exhibit 2.1
                                  Page 3

Millennium Memory, Inc.
April 8, 1999
Page 4


binding upon each signatory hereto at the time of their execution hereof, notwithstanding any failure to execute this letter agreement by any other signatory hereto.

                                   Very truly yours,

                                   MILLENNIUM MEMORY, INC.


                                   By /s/ Kenneth Gerstner
                                   -----------------------------
                                   Kenneth Gerstner, President &
                                   Chief Financial Officer



                                   /s/ Troy D. Barnes
                                   -----------------------------
                                   Troy D. Barnes, Individually



                                   The Troy D. Barnes Trust dated April 2, 1994

                                   -----------------------------
                                   /s/ Troy D. Barnes
                                   Troy D. Barnes, Trustee



                                   MILLENNIUM ELECTRONICS, INC.


                                   By /s/ Kenneth Gerstner
                                   -----------------------------
                                   Kenneth Gerstner, President &
                                   Chief Financial Officer





                                 Exhibit 2.1
                                  Page 4

                        MINUTES OF A SPECIAL MEETING
                                     OF
                           THE BOARD OF DIRECTORS
                                     OF
                        MILLENNIUM ELECTRONICS, INC.



      The Board of Directors of Millennium Electronics, Inc. a Nevada corporation (the "Corporation") held a meeting at the Corporation's offices at 92 Argonaut, Aliso Viejo California at 9:00 A.M. Pacific Daylight Time, April 8, 1999. The following directors of the Corporation attended the meeting:

               Barry G. Morganstern (Via Telephone Conference)
                Douglas P. Morris (Via Telephone Conference)
                             Kenneth W. Gerstner

Mr. Gerstner acted as chairmen and Secretary of the meeting. All those in attendance attended by telephone conference except Mr. Gerstner was at the Corporate Office. All members indicated that they could hear everyone.

          Coast Business Credit, Peaceful Possession of Collateral.
          ---------------------------------------------------------

      Coast Business Credit will no longer fund C.O.D. purchases after Thursday, April 8th, 1999. We have no ability to operate and have been unable to generate sufficient sales and gross profit levels to function as a going concern. Based on a current liquidation analysis, I recommend we discontinue operations at the close of business April 8th, 1999 and enter into an arrangement with Coast Business Credit to grant exclusive peaceful possession of the Collateral of Millennium Memory Inc.

      After Discussion, upon motion duly made by Doug Morris and seconded by Barry Morganstern, the following motion was unanimously adopted:

      BE IT THEREFORE RESOLVED that Kenneth W. Gerstner, Chief Executive Officer of this Corporation, is authorized to sign and enter into an exclusive peaceful possession of Collateral Arrangement with Coast Business Credit under the terms and conditions of the agreement attached to these minutes.




                                 Exhibit 2.1
                                  Page 5

Resignation of Kenneth W. Gerstner from Millennium Memory Inc. and Millennium
-----------------------------------------------------------------------------
                                 Electronics
                                 -----------

      Mr. Gerstner advised the Board of his resignation effective April 8th, 1999 a copy of which is attached to these minutes.

      There being no further business to come before the Board, the meeting was adjourned at 9:15 p.m. Pacific Coast Time.


                                   /s/ Kenneth W. Gerstner
                                   -----------------------------
                                   Kenneth Gerstner
                                   Secretary of the Meeting





                                 Exhibit 2.1
                                  Page 6

April 8, 1999

To Board of Directors, Millennium Electronics and Millennium Memory Inc.


Board of Millennium Electronics
Board of Millennium Memory Inc.
Barry Morganstern
Doug Morris
Fred Newton
Barry Morganstern
Doug Morris

Based on the Board of Directors resolution dated April 7th, 1999 to enter into a peaceful possession agreement with Coast Business Credit to Foreclose I hereby submit my resignation from the Board of Directors, Offices and Committees for Millennium Electronics and Millennium Memory Inc. effective April 8, 1999. All employees will be notified tomorrow of the Company's decision to shutdown.



Respectively Submitted


/s/ Kenneth W. Gerstner
-----------------------------
Kenneth W. Gerstner





                                 Exhibit 2.1
                                  Page 7

                                Exhibit 99.1


Monday February 22, 8:37 pm Eastern Time

Company Press Release

MILLENNIUM ELECTRONICS INC. REPORTS FOURTH
QUARTER AND FISCAL YEAR 1998 RESULTS

ALISO VIEJO, Calif.--(BUSINESS WIRE)--Feb. 22, 1999--Millennium Electronics Inc. (Nasdaq:MILM - news) Monday reported sales and earnings for its fiscal 1998 fourth quarter and twelve months ended Dec. 31, 1998.

For the quarter, the company reported revenues of $4,503,000 and a net loss of $3,713,000, or a loss of 45 cents per diluted share, compared with revenues of $10,882,000 and net income of $120,000, or 2 cents per diluted share, in the prior-year quarter.

For the twelve-month period ended Dec. 31, 1998, the company reported revenues of $34,551,000 and a net loss of $8,376,000, or a loss $1.01 per diluted share, compared with revenues of $47,469,000 and net income of $612,000, or 8 cents per diluted share, in the prior year.

Net income for the fourth quarter was adversely impacted by a number of factors. The company recorded a $1,998,000 noncash charge to net income for impairment of the goodwill related to the September 1997 acquisition of NetRam Components.

In addition, write-offs and reserves of $1,034,000 were taken related to discontinuing manufacturing operations at its 34,000-square-foot facility in Irvine, Calif., and relocating the company to a smaller, 4,000-square-foot facility in Aliso Viejo.

Excluding the goodwill and nonrecurring write-offs, the company had a net loss for the fourth quarter of $581,000. The company had increased costs associated with its sub-$1,000 computers, including refurbishing returned computers and selling the refurbished units below cost.

Market pressure on prices remained very strong; such price pressures, combined with inventory adjustments for slow-moving inventory, contributed to the negative gross margins for the quarter. As a result of the decreased sales volume, the fixed costs of the new Millennium facility were being spread over a significantly lower volume base.




                                Exhibit 99.1
                                  Page 1

Finally, net income for the quarter was negatively impacted as a result of not recording an income tax benefit on the current quarter and year-to-date operating losses.

Kenneth Gerstner, Millennium's interim chief executive officer, commented:
"During the fourth quarter, our revenues continued to be impacted by a major decrease in orders from our largest customers as a result of our decision to reduce the company's losses in the retail channel in the third quarter.

"During the fourth quarter, we were not able to obtain the necessary volume levels from the VAR channel to support our computer manufacturing operation, and decided to discontinue manufacturing operations at the end of November and revert back to a third-party manufacturer.

"Based on the last three quarters' sales and current market trends, we have refocused the company's efforts on its core computer memory products business. We will continue to implement cost-reduction measures that adjust our operating expenses to the lower-volume levels associated with our current strategy."

Based on the company's current financial situation, it continues to explore workout alternatives with its major creditors with the assistance of outside counsel in an effort to avoid the significant legal and administrative costs associated with a filing under the bankruptcy laws. Should these efforts not meet with success, the company anticipates that it will file for protection under Chapter 11 of the United States Bankruptcy Code.

About the Company

Millennium Electronics is a nationwide provider of Dynamic Random Access Memory
(DRAM) upgrade components for personal computers; laptop and notebook computers; file servers; and printers sold to retailers, resellers, value-added resellers, value-added distributors and original equipment manufacturers. The company's memory modules incorporate industry-standard specifications and are compatible with a wide variety of computing and electronic equipment.

This news release may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ from predicted results. Further information on factors that could affect the company's results is detailed in the company's report on Form 10-K for the year ended Dec. 31, 1997, and the report on Form 10-Q for the period ended Sept. 30, 1998, as filed with the Securities and Exchange Commission. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements.





                                Exhibit 99.1
                                  Page 2

                         MILLENNIUM ELECTRONICS INC.
                             AND ITS SUBSIDIARY
                    CONSOLIDATED CONDENSED BALANCE SHEETS

                                                  Dec. 31, 1998    Dec. 31, 1997
                                                   (Unaudited)        (Audited)
ASSETS
Current Assets
  Cash & Cash Equivalents                          $    55,315     $   211,273
  Accounts receivable, net of an allowance for
   doubtful accounts of $1,393,741 and $175,000,
   respectively                                      1,528,229       6,876,495
  Stock Subscription Receivable                             --       1,494,366
  Inventories - net of reserve                         336,637       1,541,666
  Prepaid expenses                                      46,876         100,139
  Income Taxes Receivable                                   --         163,719
  Deferred Tax Asset                                        --         125,000
  Other current assets                                  28,838          57,551

       Total current assets                          1,995,895      10,570,209

  Furniture and equipment, net                         250,242         147,675
  Other assets                                          76,963          97,735
  Excess cost over fair value of net assets
   acquired, net of accumulated amortization of
   $2,315,195 and $84,258, respectively                     --       2,274,937

       Total assets                                $ 2,323,100     $13,090,556

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Lines of credit                                  $ 1,333,538     $ 4,877,286
  Accounts payable and accrued liabilities           2,193,116       1,317,229

       Total current liabilities                     3,526,654       6,194,515

  Long-Term Liabilities
       Deferred income taxes                                --          25,000

Stockholders' equity
  Common stock, par value .001: 25,000,000 shares
  authorized, 8,056,242 and 8,167,150 shares issued
  and outstanding                                        8,056           8,167

Treasury Stock                                         (50,000)             --

Additional Paid Capital                              6,927,211       6,575,359

Retained earnings (accumulated deficit)             (8,088,821)        287,515

   Total stockholders' equity                       (1,203,554)      6,871,041

   Total liabilities and stockholders' equity      $ 2,323,100     $13,090,556

                                Exhibit 99.1
                                  Page 3

                           MILLENNIUM ELECTRONICS INC.
                               AND ITS SUBSIDIARY
                   CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                                   (Unaudited)




                                3 Months Ended              12 Months Ended
                                   Dec. 31,                     Dec. 31,
                              1998          1997           1998          1997

Net Sales                 $ 4,503,141   $10,881,975   $34,511,354   $47,468,949

Cost of Sales               4,842,270     9,416,907    33,716,465    42,117,720

Gross Profit                 (339,129)    1,465,068       834,889     5,351,229

Selling, general and
  administrative expenses   2,535,485     1,099,600     7,969,886     4,048,734

Income (Loss)
  from operations          (2,874,614)      365,467    (7,134,997)    1,302,495

Other income (expense)

Other Income                    1,877           614         2,745        20,280

Other expenses               (764,100)     (185,853)   (1,168,384)     (617,974)

Income (Loss) before
  provision for income
  taxes                    (3,636,837)      180,228    (8,300,636)      704,801

Provision (Benefit) for

  Income Taxes
Current                       (24,300)       15,435       (24,300)      192,606

Deferred                      100,000        45,200       100,000      (100,000)

Net Income                $(3,712,537)  $   119,593   $(8,376,336)  $   612,195

Basic earnings (loss)
  per share               $      (.45)  $       .02   $     (1.01)  $       .09

Diluted earnings (loss)
  per share               $      (.45)  $       .02   $     (1.01)  $       .08

Weighted average shares     8,220,355     6,892,587     8,220,355     6,892,587
  outstanding


                                Exhibit 99.1
                                  Page 4

-----------------------


Contact:

  Millennium Electronics Inc., Aliso Viejo
  Kenneth W. Gerstner, 949/587-3400
                  kgerstner@milm.com
                  ------------------

      or
  Coffin Communications Group, Sherman Oaks, Calif.
  William F. Coffin, 818/789-0100
                  coffini@ni.net
                  --------------






                                Exhibit 99.1
                                  Page 5
                             Page 17 of 17